UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 30, 2023

Mirion Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39352	83-0974996
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1218 Menlo Drive
Atlanta, Georgia 30318
(Address of Principal Executive Offices)

(770) 432-2744
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MIR	New York Stock Exchange
Redeemable warrants to purchase Class A common stock	MIR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.
In connection with certain corporate entity rationalization matters, on December 30, 2023, certain subsidiaries of Mirion Technologies, Inc. and Citibank, N.A., as administrative agent and collateral agent (the “Agent”), entered into a Holdings Assumption Agreement (the “Holdings Assumption Agreement”) and related collateral and guarantee joinder documents that supplemented and modified that certain Credit Agreement, dated October 20, 2021, by and among Mirion Technologies (HoldingSub2), Ltd., a limited liability company incorporated in England and Wales (“HoldingSub2”) (prior to giving effect to the Holdings Assumption Agreement), Mirion Technologies (US Holdings), Inc., as Parent Borrower, the other borrowers party thereto from time to time (together with the Parent Borrower, the “Borrowers”), the lenders party thereto from time to time and the Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the effectiveness of the Holdings Assumption Agreement, the “Existing Credit Agreement”) and certain other related documents.

Pursuant to the terms of the Holdings Assumption Agreement, HoldingSub2 assigned to Mirion IntermediateCo, Inc., a Delaware corporation (“IntermediateCo”), all of its rights, obligations and liabilities in and under the Existing Credit Agreement, including its obligations to guarantee certain obligations of the Borrowers under the Existing Credit Agreement and to pledge certain assets. After giving effect to the Holdings Assumption Agreement, HoldingSub2 was released from all of its obligations and liabilities as “Holdings” under the Existing Credit Agreement and the other credit documents, and IntermediateCo became party as “Holdings” to the Existing Credit Agreement and the other credit documents to which HoldingSub2 was a party as “Holdings” for all purposes.

Except as modified by the Holdings Assumption Agreement, the other terms of the Existing Credit Agreement are unmodified and remain in full force and effect.

.
Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The Information set forth in Item 1.01 of this Current Report is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2024

Mirion Technologies, Inc.
By:    /s/ Brian Schopfer
Name:    Brian Schopfer
Title:    Chief Financial Officer